UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2005

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard	and	Masters House 107 Hammersmith Road
St. Petersburg, Florida 33716		London W14 0QH England

(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Material Definitive Agreement

On August 1, 2005, Danka Business Systems PLC issued a press release announcing an agreement with Gevity HR, Inc., to assume full responsibility for managing all aspects of the Company’s human resource and payroll operations.

ITEM 9.01. Financial Statements and Exhibits

(a)	Not required.

(b)	Not required.

(c)	Exhibits.

Exhibit	Description of Document
99.1	Press release dated August 1, 2005 announcing an agreement with Gevity HR, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

	By:	/s/ Keith J. Nelsen
Dated: August 2, 2005		Keith J. Nelsen Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 1, 2005 announcing an agreement with Gevity HR, Inc.